UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 14, 2016

Corium International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36375	38-3230774
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

235 Constitution Drive, Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 298-8255
(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.   Costs Associated with Exit or Disposal Activities

On June 14, 2016, Corium International, Inc. (the “Company”) approved and initiated a reduction in its workforce of employees and contractors to align resources with its current clinical development priorities. In particular, the reduction is being implemented to maximize the Company’s ability to pursue its lead clinical program in Alzheimer’s disease, which is on an accelerated development pathway based on recent regulatory guidance. The reduction affects approximately 17% of the Company’s total workforce, including employees and contractors, and includes its locations in the San Francisco Bay Area and Western Michigan. Following completion of this reduction, which the Company estimates will result in charges of approximately $0.3 million and require cash expenditures totaling approximately $0.5 million, the Company’s workforce will be approximately 20% lower than it was at September 30, 2015 (the end of the Company’s last fiscal year). The Company expects the reduction in workforce to be substantially completed by the end of June 2016 and fully completed by the end of December 2016.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the expected timing, size and benefits of the reduction in work force, the costs and cash expenditures associated with the reduction in workforce, and the Company’s business strategy and plans with respect to its clinical programs following the reduction in workforce, are forward-looking statements. Forward-looking statements are based on management’s current assumptions, expectations and beliefs and involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risk that the Company may not achieve all of the expected benefits and savings from the reduction in workforce if implementation requires additional time or cost, as well as the risks identified in the Company’s filings with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, filed with the SEC on May 13, 2016 and subsequent filings with the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made and are based on management’s assumptions, beliefs and expectations as of such date. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORIUM INTERNATIONAL, INC.

Date: June 15, 2016	By:	/s/ Peter D. Staple
Peter D. Staple Chief Executive Officer